UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2020

Millendo Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

110 Miller Avenue, Suite 100 Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 845-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLND	The Nasdaq Capital Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated With Exit or Disposal Activities.

On April 5, 2020, the Board of Directors (the “Board”) of Millendo Therapeutics, Inc. (the “Company”) approved the decision to discontinue the development of livoletide as a potential treatment for Prader-Willi syndrome (“PWS”), including the 9-month extension study and the initiation of the Phase 3 ZEPHYR trial. In connection with the discontinuation of the PWS clinical development program, the Company is currently evaluating a revised corporate strategic plan that may include a restructuring and that prioritizes and allocates resources towards the advancement of nevanimibe for congenital adrenal hyperplasia, MLE-301 for menopausal vasomotor symptoms and potentially future pipeline assets.

The Company intends to file an amended report on Form 8-K when it is able to estimate the total amount or range of amounts expected to be incurred in connection with the discontinuation of the PWS program, both in the aggregate and for each major type of cost, and an estimate of the amount or range of amounts of the charge that will result in future cash expenditures, if any, and if material.

Item 8.01.	Other Events.

Clinical Trial Results

On April 6, 2020, the Company issued a press release announcing topline results from the pivotal Phase 2b ZEPHYR trial of livoletide for the treatment of hyperphagia in patients with PWS. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company will host a live conference call and webcast to discuss the results of the pivotal Phase 2b trial and the status of the livoletide program at 8:15 a.m. EDT on April 6, 2020. The conference call may be accessed by phone by dialing (866) 524-3160 (domestic) or +1 (412) 317-6760 (international). A live webcast of the conference call will be available on the Investors & Media section of the Company’s website at http://investors.millendo.com. A replay of the webcast will be available for 30 days following the event. The information contained in, or that can be accessed through, the Company’s website is not a part of this filing. A copy of the slide presentation to be used by the Company during the conference call is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Risk Factor Supplement

In light of the COVID-19 pandemic, the Company is supplementing the risk factors described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 11, 2020.

The Company’s business, preclinical studies and clinical development programs and timelines, its financial condition and results of operations could be materially and adversely affected by the current COVID-19 pandemic.

In December 2019, a novel strain of coronavirus, SARS-CoV-2, causing a disease commonly referred to as COVID-19, was initially reported and has since been declared a pandemic. Quarantines, shelter-in-place and similar government orders (“SIP”) related to COVID-19 may adversely impact the Company’s business operations and the business operations of its contract research organizations conducting its clinical trials and the Company’s third-party manufacturing facilities in the United States and other countries. In response to the spread of COVID-19 and SIP orders applicable to the Company’s business, the Company has implemented work-from-home policies, which allows employees to work remotely. In addition, the Company may experience significant disruptions to its business, preclinical studies and clinical trials as a result of the COVID-19 pandemic. For example, clinical site initiation and patient enrollment may be delayed due to prioritization of hospital resources toward the COVID-19 pandemic. Some patients may not be able to comply with clinical trial protocols if quarantines or SIP orders impede patient movement or interrupt healthcare services. Similarly, the Company’s ability to recruit and retain patients and principal investigators and site staff who, as healthcare providers, may have heightened exposure to COVID-19 and may themselves contract COVID-19, may adversely impact its clinical trial operations. As a result, the Company may face delays in meeting its anticipated timelines for its ongoing and planned clinical trials. Further, if the business operations of the Company’s third-party manufacturers and suppliers are interrupted, this could disrupt its supply chain and impact on ongoing preclinical studies and clinical trials. In addition, disruptions or delays in chemistry, manufacturing and control activities for the Company’s current or future product candidates in general may result in delays and challenges in numerous areas of the drug development lifecycle, including preclinical drug development, clinical stage validation and testing and manufacturing. The extent to which COVID-19 impacts the Company’s results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19, its impact on the global supply chain and financial markets, the duration of the outbreak, and various federal, state, local, and foreign governmental responses to the pandemic, among others. The Company’s business, preclinical studies and clinical development programs and timelines, its financial condition and results of operations could be materially and adversely affected by the current COVID-19 pandemic.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, forward-looking statements can be identified because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the impact of the COVID-19 pandemic on the Company’s business, preclinical studies and clinical development programs and timelines, its financial condition and results of operations. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, this Current Report on Form 8-K, and other filings with the SEC. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date of this report, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 6, 2020.
99.2	Conference Call Presentation, dated April 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	Millendo Therapeutics, Inc.

	By:	/s/ Julia C. Owens
	Name:	Julia C. Owens
	Title:	President and Chief Executive Officer